THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE "SUBSCRIPTION AGREEMENT") RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES AND PROVINCIAL LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT made as of this 16th day of June, 2003 between GUSANA EXPLORATIONS INC. (the "Company"), a Nevada corporation with an office at 244-2906 West Broadway, Vancouver, B.C. V6K 1G8, Canada

and

EH & P Investments (the "Subscriber")

WHEREAS:

  The Company desires to issue a maximum of 1,600,000 common shares in the capital of the Company (the "Shares") at a price of US$0.75 per share (the "Offering") for the total amount of US$1,200,000; and

  The Subscriber desires to acquire the number of Shares in the Offering as set forth below, on the terms and subject to the conditions of this Subscription Agreement.

NOW THEREFORE THIS SUBSCRIPTION AGREEMENT witnesses that, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

  Subscription

  The Subscriber hereby irrevocably subscribes for and agrees to purchase 1,200,000 Shares of the Company (the "Securities") at a price of US$0.75 per Share for the total purchase price of US$900,000 (the "Subscription Proceeds").

    The Subscriber's subscription and agreement to purchase set forth in paragraph 1.1 (the "Subscription") is made on the basis of the representations and warranties and subject to the terms and conditions set forth herein.

    Subject to the terms hereof, the Subscription will be effective upon its acceptance by the Company. Any acceptance by the Company of the Subscription is conditional upon compliance with all securities laws and other applicable laws of the jurisdiction in which the Subscriber is resident.

  Payment

  The Subscription Proceeds must accompany this Subscription and shall be paid by cash or cheque or bank draft made payable to the Company's solicitors, Clark, Wilson, in trust, and delivered to Clark, Wilson at Suite 800, 885 West Georgia Street, Vancouver, B.C., Canada V6C 3H1 or, if wire transferred, to Clark, Wilson's trust account at:

  HSBC Bank USA, NY

  FW # 021 001 088 ABA 108

  A/C 000050881

  For further credit to:

  HSBC Bank Canada

  885 West Georgia Street

  Vancouver, BC V6C 3G1

  Beneficiary: Clark, Wilson
  Beneficiary US Trust Account No. 491689-002

  Transit No. 10020 Bank Code No. 016.

  Note: Please refer to your (the Subscriber's) name and Clark, Wilson's File No. 26940/0001

    The Subscriber acknowledges and agrees that this Subscription Agreement, the Subscription Proceeds and any other documents delivered in connection herewith will be held by Clark, Wilson on behalf of the Subscriber until the acceptance of the Subscription by the Company. Upon acceptance by the Company, Clark, Wilson is authorized and instructed to deliver the Subscription Proceeds to the Company or to its order. In the event that the Subscription is not accepted by the Company for whatever reason within 30 days of the delivery of an executed Subscription Agreement by the Subscriber, this Subscription Agreement, the Subscription Proceeds and any other documents delivered in connection herewith will be returned to the Subscriber at the address of the Subscriber as set forth in this Subscription Agreement.

  Documents Required from Subscriber

    The Subscriber must complete, sign and return to the Company two (2) executed copies of this Subscription Agreement.

    The Subscriber shall complete, sign and return to the Company as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by any regulatory authorities, stock exchanges, or applicable laws.

  Closing

    Closing of the offering of the Securities (the "Closing") shall occur on or before 16th June, 2003, or on such other date as may be determined by the Company (the "Closing Date").

  Acknowledgements of Subscriber

    The Subscriber acknowledges and agrees that:

      none of the Securities have been or will be registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the 1933 Act ("Regulation S"), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with any applicable state securities and provincial laws;

      the Company has not undertaken, and will have no obligation, to register any of the Securities under the 1933 Act or qualify any of the Securities under any state or provincial securities laws;

      the Subscriber has received and carefully read this Subscription Agreement;

      the decision to execute this Subscription Agreement and purchase the Securities hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company;

      the Subscriber and the Subscriber's advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the Offering, and to obtain additional information, to the extent possessed or obtainable by the Company without unreasonable effort or expense;

      the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by Subscribers during reasonable business hours at its principal place of business and that all documents, records and books in connection with the Offering have been made available for inspection by the Subscriber, the Subscriber's attorney and/or advisor(s);

      the Company is entitled to rely on the representations and warranties of the Subscriber contained in this Subscription Agreement and the Subscriber will hold harmless the Company from any loss or damage it or they may suffer as a result of the Subscriber's failure to correctly complete this Subscription Agreement;

      the Subscriber will indemnify and hold harmless the Company and, where applicable, its respective directors, officers, employees, agents, advisors and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained herein or in any document furnished by the Subscriber to the Company in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Company in connection therewith;

      the Subscriber has been advised to consult the Subscriber's own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions and the Subscriber is solely responsible (and the Company is not in any way responsible) for compliance with applicable resale restrictions;

      the Subscriber is acquiring the Securities pursuant to an exemption from the registration and prospectus requirements of applicable securities legislation in all jurisdictions relevant to this Subscription, and, as a consequence, the Subscriber will not be entitled to use most of the civil remedies available under applicable securities legislation and the Subscriber will not receive information that would otherwise be required to be provided to the Subscriber pursuant to applicable securities legislation;

      the Subscriber has been advised that the business of the Company is in a start-up phase and acknowledges that there is no assurance that the Company will raise sufficient funds to adequately capitalize the business or that the business will be profitable in the future;

      the Company is not a reporting issuer in any Canadian province and accordingly, resale of any of the Securities in Canada is restricted except pursuant to an exemption from applicable securities legislation;

      neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

      no documents in connection with the Offering have been reviewed by the SEC or any state securities administrators;

      there is no government or other insurance covering any of the Securities;

      the issuance and sale of the Securities to the Subscriber will not be completed if it would be unlawful or if, in the discretion of the Company acting reasonably, it is not in the best interests of the Company;

      the statutory and regulatory basis for the exemption claimed for the offer and sale of the Securities, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the 1933 Act; and

      this Subscription Agreement is not enforceable by the Subscriber unless it has been accepted by the Company.

  Representations, Warranties and Covenants of the Subscriber

    The Subscriber hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the Closing) that:

      the Subscriber is not a U.S. Person;

      the Subscriber is not acquiring the Securities for the account or benefit of, directly or indirectly, any U.S. Person;

      the Subscriber is resident in the jurisdiction set out under the heading "Name and Address of Subscriber" on the signature page of this Subscription Agreement and the sale of the Securities to the Subscriber as contemplated in this Subscription Agreement complies with or is exempt from the applicable securities legislation of the jurisdiction of residence of the Subscriber;

      the Subscriber is purchasing the Securities as principal for investment purposes only and not with a view to resale or distribution and, in particular, the Subscriber has no intention to distribute, either directly or indirectly, any of the Securities in the United States or to U.S. Persons;

      the Subscriber is outside the United States when receiving and executing this Subscription Agreement;

      the Subscriber is not an underwriter of, or dealer in, the common shares of the Company, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities;

      the Subscriber understands and agrees that none of the Securities have been registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state and provincial securities laws;

      the Subscriber understands and agrees that offers and sales of any of the Securities prior to the expiration of a period of one year after the date of original issuance of the Securities (the one year period hereinafter referred to as the "Distribution Compliance Period") shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the 1933 Act or an exemption therefrom;

      the Subscriber understands and agrees not to engage in any hedging transactions involving any of the Securities unless such transactions are in compliance with the provisions of the 1933 Act;

      the Subscriber understands and agrees that the Company will refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act;

      the Subscriber acknowledges that the Subscriber has not acquired the Securities as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities; provided, however, that the Subscriber may sell or otherwise dispose of any of the Securities pursuant to registration of any of the Securities pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;

      the Subscriber is aware that an investment in the Company is speculative and involves certain risks, including the possible loss of the entire investment;

      the Subscriber has made an independent examination and investigation of an investment in the Securities and the Company and has depended on the advice of the Subscriber's legal and financial advisors and agrees that the Company will not be responsible in anyway whatsoever for the Subscriber's decision to invest in the Securities and the Company;

      the Subscriber (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Securities for an indefinite period of time;

      it (i) is able to fend for itself in the Subscription; (ii) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Securities and the Company; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

      the Subscriber recognizes that the purchase of Securities involves a high degree of risk in that the Company does not have any commercial operations or other business assets and may require substantial funds in addition to the proceeds of this Offering;

      the Subscriber understands and agrees that the Company and others will rely upon the truth and accuracy of the acknowledgements, representations and agreements contained in this Subscription Agreement and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Subscriber shall promptly notify the Company;

      the Subscriber has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription Agreement on behalf of the Subscriber;

      the entering into of this Subscription Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

      the Subscriber has duly executed and delivered this Subscription Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber in accordance with its terms;

      if it is acquiring the Securities as a fiduciary or agent for one or more investor accounts, it has sole investment discretion with respect to each such account and it has full power to make the foregoing acknowledgments, representations and agreements on behalf of such account;

      the Subscriber is not aware of any advertisement of any of the Securities and is not acquiring the Securities as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising; and

      no person has made to the Subscriber any written or oral representations:

        that any person will resell or repurchase any of the Securities;

        that any person will refund the purchase price of any of the Securities; or

        as to the future price or value of any of the Securities.

    In this Subscription Agreement, the term "U.S. Person" shall mean:

      any natural person resident in the United States;

      any partnership or corporation organized or incorporated under the laws of the United States;

      any estate of which any executor or administrator is a U.S. person;

      any trust of which any trustee is a U.S. person;

      any agency or branch of a foreign entity located in the United States;

      any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

      any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

      any partnership or corporation if:

        organized or incorporated under the laws of any foreign jurisdiction; and

        formed by a U.S. person principally for the purpose of investing in securities not registered under the 1933 Act, unless it is organized or incorporated, and owned, by accredited investors, as that term is defined in Regulation D of the 1933 Act, who are not natural persons, estates or trusts.

  Representations by the Company

    The Company represents and warrants to the Subscriber that:

      the Company is a corporation duly organized, existing and in good standing under the laws of the State of Nevada and has the corporate power to conduct the business which it conducts and proposes to conduct.

  Representations and Warranties will be Relied Upon by the Company

    The Subscriber acknowledges that the representations and warranties contained herein are made by it with the intention that such representations and warranties may be relied upon by the Company and its legal counsel in determining the Subscriber's eligibility to purchase the Securities under applicable securities legislation, or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to purchase the Securities under applicable securities legislation. The Subscriber further agrees that by accepting delivery of the certificates representing the common shares and the warrants on the Closing Date, it will be representing and warranting that the representations and warranties contained herein are true and correct as at the Closing Date with the same force and effect as if they had been made by the Subscriber on the Closing Date and that they will survive the purchase by the Subscriber of Securities and will continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of such Securities.

  Resale Restrictions

    The Subscriber acknowledges that any resale of the Securities will be subject to resale restrictions contained in the securities legislation applicable to each Subscriber or proposed transferee. The Subscriber acknowledges that the Securities have not been registered under the 1933 Act of the securities laws of any state of the United States and that the Company has no obligation to register same under the 1933 Act, or the securities laws of any such state. The Securities may not be offered or sold in the United States unless registered in accordance with United States federal securities laws and all applicable state securities laws or exemptions from such registration requirements are available.

  Acknowledgement and Waiver

    The Subscriber has acknowledged that the decision to purchase the Securities was solely made on the basis of publicly available information. The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of any of the Securities.

  Legending and Registration of Subject Securities

    The Subscriber hereby acknowledges that a legend may be placed on the certificates representing any of the common shares of the Company to the effect that the common shares represented by such certificates are subject to a hold period and may not be traded until the expiry of such hold period except as permitted by applicable securities legislation.

    The Subscriber hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Subscription Agreement.

  Costs

    The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Securities shall be borne by the Subscriber.

  Governing Law

    This Subscription Agreement is governed by the laws of the State of Nevada. The Subscriber, in its personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom it is acting, irrevocably attorns to the jurisdiction of the State of Nevada.

  Survival

    This Subscription Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Securities by the Subscriber pursuant hereto.

  Assignment

    This Subscription Agreement is not transferable or assignable.

  Execution

    The Company shall be entitled to rely on delivery by facsimile machine of an executed copy of this Subscription Agreement and acceptance by the Company of such facsimile copy shall be equally effective to create a valid and binding agreement between the Subscriber and the Company in accordance with the terms hereof.

  Severability

    The invalidity or unenforceability of any particular provision of this Subscription Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription Agreement.

  Entire Agreement

    Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription Agreement contains the entire agreement between the parties with respect to the sale of the Securities and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

  Notices

    All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Subscriber shall be directed to the address on page 9 and notices to the Company shall be directed to it at the address set forth on the first page of this Agreement, Attention: The President.

  Counterparts

    This Subscription Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument.

IN WITNESS WHEREOF the Subscriber has duly executed this Subscription Agreement as of the date first above mentioned.

DELIVERY INSTRUCTIONS

  Delivery - please deliver the certificates to:

  EH&P Investments AG

  Albisriederstrasse 164, 8040 Zurich

  Registration - registration of the certificates which are to be delivered at closing should be made as follows:

  EH&P Investments AG
  (name)

  Same as above

  (address)

  The undersigned hereby acknowledges that it will deliver to the Company all such additional completed forms in respect of the Subscriber's purchase of the Securities as may be required for filing with the appropriate securities commissions and regulatory authorities.

EH & P Investments

(Name of Subscriber - Please type or print)

/s/ Erwin Haas

(Signature and, if applicable, Office)

Albisriederstrasse 164

(Address of Subscriber)

8040 Zurich

(City, State or Province, Postal Code of Subscriber)

Switzerland

(Country of Subscriber)

A C C E P T A N C E

The above-mentioned Subscription Agreement in respect of the Securities is hereby accepted by GUSANA EXPLORATIONS INC.

DATED at Vancouver, BC, the 18th day of June, 2003.

GUSANA EXPLORATIONS INC.

Per: /s/ Steve King
Authorized Signatory